EFH Corp. Q2 2011 Investor Call July 29, 2011 Exhibit 99.2

1
Safe Harbor Statement
Forward Looking Statements
This presentation contains forward-looking statements, which are subject to various risks and uncertainties.  Discussion of risks and uncertainties that could cause actual results to differ materially from management's current projections, forecasts, estimates and expectations is contained in EFH Corp.'s filings with the
Securities and Exchange Commission (SEC). In addition to the risks and uncertainties set forth in EFH Corp.'s SEC filings, the forward-looking statements in this presentation regarding the company’s long-term hedging program could be affected by, among other things: any change in the ERCOT electricity market, including a regulatory or legislative change, that results in wholesale electricity prices not being largely correlated to natural gas prices; any decrease in market heat rates as the long-term hedging program generally does not mitigate exposure to changes in market heat rates; the unwillingness or failure of any hedge counterparty or the lenders under the commodity collateral posting facility to perform their respective obligations; or any other event that results in the inability to continue to use a first lien on TCEH’s assets to secure a substantial portion of the hedges under the long-term hedging program.
Regulation G
This presentation includes certain non-GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measures is included in the appendix to this presentation.

2 Today’s Agenda Q&A Financial and Operational Overview Q2 2011 Review Paul Keglevic Executive Vice President & CFO

Consolidated: reconciliation of GAAP net income to adjusted (non-GAAP) operating results
Q2  10 vs. Q2 11 ; $ millions, after tax
1
Three months ended June 30
EFH Corp.
Adjusted (Non-GAAP) Operating Results - QTR
3
Factor Q2 10 Q2 11 Change
EFH Corp. GAAP net loss (426) (705) (279)
Items excluded from adjusted (non-GAAP) operating results (after tax) - noncash:
Unrealized commodity-related mark-to-market net losses 93 45 (48)
Unrealized mark-to-market net losses on interest rate swaps 165 262 97
Debt extinguishment gains (83) (16) 67
Third-party fees associated with April 2011 TCEH amendment and extension transactions - 64 64
State income tax charge due to April 2011 TCEH amendment and extension transactions - 13 13
EFH Corp. adjusted (non-GAAP) operating loss (251) (337) (86)
1

Description/Drivers
Better (Worse)
Than
Q2 10
Competitive business²:
Lower net margin from asset management and retail activities, including commodity hedging  (49)
Higher fuel costs at legacy generation units primarily due to increased costs of purchased coal and related transportation (8)
Impact of new lignite-fueled generation units 18
Higher retail consumption primarily due to warmer weather 11
Higher net production from legacy generation units 5
Lower amortization of intangibles arising from purchase accounting 3
Contribution margin     (20)
Gains in 2010 on sales of assets (reported in other income) (48)
Higher net interest expense driven by higher amortization of debt issuance and amendment costs and lower capitalized interest (20)
Higher depreciation reflecting the new lignite-fueled generation units and ongoing investment in the legacy generation fleet (14)
Higher operating costs due to increased planned outage maintenance expense at nuclear generation facility and the impact of new lignite-fueled generation units (12)
Lower retail bad debt expense reflecting improved collections and customer mix 7
Effect of accrued interest on uncertain income tax positions (included in income tax expense) 6
All other - net 2
Total change - Competitive business (99)
Regulated business:
Higher revenues from transmission rate and distribution tariff increases and growth in points of delivery 19
Higher revenues from increased consumption primarily due to warmer weather 16
Higher depreciation reflecting infrastructure investment (9)
Higher transmission fees (5)
Higher net interest expense (2)
All other - net (6)
Total change - Regulated business (~80% owned by EFH Corp.) 13
Total change in EFH Corp. adjusted (non-GAAP) operating results (86)
Consolidated key drivers of the change in (non-GAAP) operating results
Q2  10 vs. Q2 11; $ millions, after tax
EFH Corp.
Adjusted (Non-GAAP) Operating Results Key Drivers (after tax) - QTR
4
1 Three months ended June 30
2 Competitive business consists of Competitive Electric segment and Corp. & Other.

Consolidated: reconciliation of GAAP net income to adjusted (non-GAAP) operating results
YTD  10 vs. YTD 11 ; $ millions, after tax
EFH Corp.
Adjusted (Non-GAAP) Operating Results - YTD
5
Factor YTD 10 YTD 11 Change
EFH Corp. GAAP net loss (71) (1,066) (995)
Items excluded from adjusted (non-GAAP) operating results (after tax) - noncash:
Unrealized commodity-related mark-to-market net (gains) losses (546) 248 794
Unrealized mark-to-market net losses on interest rate swaps 235 170 (65)
Debt extinguishment gains (93) (16) 77
Third-party fees associated with April 2011 TCEH amendment and extension transactions - 64 64
Gain related to counterparty bankruptcy settlement - (14) (14)
Income tax charges 8 13 5
EFH Corp. adjusted (non-GAAP) operating loss (467) (601) (134)
2
1
1

Six months ended June 30
YTD 2010 charges recorded as a result of health care legislation in 2010; YTD 2011 state income tax charges recorded as a result of TCEH amendment and extension transaction.

Description/Drivers
Better (Worse)
Than
YTD 10
Competitive business²:
Lower net margin from asset management and retail activities, including commodity hedging  (96)
Impact of winter weather event (17)
Higher fuel costs at legacy generation units primarily due to increased costs of purchased coal and related transportation (14)
Impact of new lignite-fueled generation units 36
Lower amortization of intangibles arising from purchase accounting 10
All other – net (9)
Contribution margin     (90)
Gains in 2010 on sales of assets (reported in other income) (52)
Higher depreciation reflecting the new lignite-fueled generation units and ongoing investment in the legacy generation fleet (31)
(24)
Lower retail bad debt expense reflecting improved collections and customer mix 21
Lower net interest expense driven by reduced amortization of dedesignated swap losses 14
Lower accrued interest on uncertain tax positions 14
Other - net 14
Total change - Competitive business (134)
Regulated business:
32
Higher revenues from increased consumption primarily due to warmer weather 5
Higher depreciation reflecting infrastructure investment (12)
Higher operating costs, primarily transmission fees and vegetation management expense (11)
Higher net interest expense driven by average rates (5)
Lower accretion resulting from purchase accounting (4)
All other – net (5)
Total change - Regulated business (~80% owned by EFH Corp.) -
Total change in EFH Corp. adjusted (non-GAAP) operating results (134)
Consolidated key drivers of the change in (non-GAAP) operating results
YTD   10 vs. YTD 11; $ millions, after tax
EFH Corp.
Adjusted (Non-GAAP) Operating Results Key Drivers (after tax) - YTD
6
1
Six months ended June 30
2
Competitive business consists of Competitive Electric segment and Corp. & Other.
Higher net revenues reflecting transmission rate and distribution tariff increases, including AMS surcharge and growth in points of delivery
Higher operating costs due to increased planned outage maintenance expense at nuclear generation facility and the impact of new lignite-fueled generation units
1

EFH Corp. Adjusted EBITDA (Non-GAAP)
EFH Corp. Adjusted EBITDA (non-GAAP)
Q2 10 vs. Q2 11 and YTD 10 vs. YTD 11; $ millions
Q2 11 Q2 10
1,266
1,303
858
940
404
357
TCEH
Oncor
7
3%
9%
13%
1
See Appendix for Regulation G reconciliations and definition. Includes $6 million, $4 million, $16 million and $14 million in Q2 10, Q2 11, YTD 10 and YTD 11, respectively, of Corp. &
Other Adjusted EBITDA.
3
Three months ended June 30
3
Six months ended June 30
YTD 11
YTD 10
2,432
2,566
1,663
1,831
755
719
5%
9%
5%
3
2
1
Q2 and YTD performance was largely driven by the same key drivers impacting adjusted (non-
GAAP) operating results. Adjusted EBITDA includes cash proceeds from sale of mineral interests of $43 million which is not included in GAAP operating results.

Luminant Operational Results

Nuclear-fueled generation; GWh
Coal-fueled generation; GWh
Sandow 5 & Oak Grove
Legacy coal-fueled plants
Q2 2011 Nuclear Plant Results
Solid safety performance
Refueling outages in both Q2 2011 and
Q2 2010; lower generation due to
unplanned outage
Top decile industry performance for
reliability and cost
Q2 2011 Coal-Fueled Plant Results
New plants operated at ~83% capacity
factor for 1.4 TWh higher generation
Higher legacy coal-fueled generation due
to fewer planned outages and improved
reliability
Top quartile industry performance
1
Variance does not include generation from Sandow 5 and Oak Grove 1 & 2.
Q2 11 Q2 10
4,527
9,539
YTD 10
YTD 11
9,590
4,384
3%
QTR
3,952
4,802
8%
1
QTR
2,579
YTD 11
Q2 10
12,479 14,657
7,544
25,297 28,623
Q2 11
YTD 10
<1%
YTD
3% 1
YTD
21,079
20,495
10,705
9,900

Q2 2011 Results
Lower LCI volumes reflect
competitive intensity and TXU Energy
focus on margin discipline
Lower residential sales volumes
driven by lower customer counts
offset by warmer weather in Q2 11
compared to Q2 10
Launched TXU Energy FlexPower
prepaid product to expand customer
base for control focused, cash based
and deposit required customer
segments
TXU Energy Operational Results
Total residential customers
End of period, thousands
Retail electricity sales volumes by customer class;
GWh
1,739
1,706
1
SMB – small business
2
LCI - large commercial and industrial
3
Latest twelve months
YTD 10
SMB
LCI
2
Residential
Q2 10
12,766
24,986
Q2 10 Q1 11
7%
LTM
3
12,777
6,848
6,509
3,925
1,993
3,572
Q2 11 Q2 11
1,706
1,830
2%
QTR
13,568
7,444
3,974
6,833
3,251
1,806
22,858
11,890
Q2 11
YTD 11
9%
YTD
7%
QTR
1

16,245 16,380
31,799
32,880
19,476
19,284
9,067
8,419
10
Oncor Operational Results
Electric energy billed volumes
4
; GWh
Q2 10
Q2 11
1 SMB
–
small business; LCI
–
large commercial and industrial
2 AMS – Advanced Metering System
3 CREZ – Competitive Renewable Energy Zone
4 On average, billed volumes are on an approximate 17-day calendar lag; therefore, amounts shown reflect partial impacts from prior quarters
5 Latest twelve months
Residential
SMB & LCI
3,159
3,189
1%
LTM 5
Electricity distribution points of delivery
End of period, thousands of meters
Q2 11 Q1 11
3,181
3,189
Q2 2011 Results
Higher volumes principally due to
warmer weather in Q2 11 compared
to Q2 10
Higher SMB & LCI
1
energy volumes
due to improved economy and
warmer weather
Execution of AMS
2
plan – ~227,000
advanced meters installed during Q2
11; over 1.8 million installed through
June 30, 2011
$538 million spent on CREZ
3
through
June 30, 2011; $222 million spent
YTD 11
3%
YTD
1%
YTD
Q2 11
24,664
25,447
51,275
52,164
8%
QTR
Q2 10
YTD 10 YTD 11
1%
QTR
1

2,054
1,432
622
1,250
208
1,042
780
Facilities Limit LOCs/Cash Borrowings Availability
EFH Corp. Liquidity Management
As of June 30, 2011
11
Cash and Equivalents
TCEH Letter of Credit Facilities
TCEH Revolving Credit Facilities
1,664
3,304
EFH Corp. and TCEH continue to monitor capital market conditions to ensure liquidity needs and financial flexibility.
1 Facility to be used for issuing letters of credit for general corporate purposes. Cash borrowings of $1.250 billion were drawn on this facility in October 2007, and except for $115 million related to a letter of credit drawn in June 2009, have been retained as restricted cash.  Outstanding letters of credit are supported by the restricted cash.
EFH Corp. (excluding Oncor) available liquidity
As of 6/30/11; $ millions
1
2,420

12 12 12
Commodity Prices
Commodity Units Q2 11 Actual Q2 10 Actual
YTD 11
Actual BOY 11E
NYMEX gas price $/MMBtu $4.35 $4.30 $4.26 $4.47
HSC gas price $/MMBtu $4.32 $4.25 $4.21 $4.46
7x24 market heat rate (HSC) MMBtu/MWh 8.08 8.17 8.72 8.42
North Hub 7x24 power price
4
$/MWh $34.82 $34.85 $36.95 $37.51
TCEH weighted avg. hedge price
5
$/MMBtu $7.35 $7.51 $7.64 $7.49
Gulf Coast ultra-low sulfur diesel $/gallon $3.08 $2.14 $2.95 $3.00
PRB 8400 coal $/ton $10.36 $9.59 $10.91 $11.40
LIBOR interest rate
6
percent 0.42% 0.63% 0.44% 0.40%
Commodity prices
Q2 11, Q2 10, YTD 11 and BOY 11E; mixed measures
1
BOY 11 estimate based on commodity prices as of 06/30/11 for July 1, 2011 through December 31, 2011
2
Based on NYMEX forward curve
3
Based on ERCOT market clearing price for North Hub power  for 2011 and ERCOT market clearing price for North Zone for 2010
4
Excluding the volatile pricing that occurred in early February 2011 (2  and 3  ), North Hub 7X24 power prices averaged approximately $32.54 and the 7X24 market heat rate averaged
7.71 MMBtu/MWh during the first 6 months of 2011
5
Weighted average prices in the TCEH long-term natural gas hedging program.  Based on NYMEX Henry Hub prices of forward natural gas sales positions in the long-term hedging program (excluding the impact of offsetting purchases for rebalancing and pricing point basis transactions). The index for the settled value is a 6-month LIBOR rate.
6
The index for the settled value is a six-month LIBOR rate
nd
rd
3
1
2

Factor Measure 2011 2012 2013 2014 2015
Total or
Avg.
3/31/11
Natural gas hedges mm MMBtu ~150 ~398 ~274 ~149 ~0 ~971
Wtd. avg. hedge price $/MMBtu ~$7.45 ~$7.36 ~$7.19 ~$7.80 N/A
Natural gas prices $/MMBtu ~$4.57 ~$5.06 ~$5.41 ~$5.73 ~$6.08
Cum. MtM gain at 3/31/11
2
$ billions ~$0.8 ~$1.1 ~$0.5 ~$0.4 N/A ~$2.8
06/30/11
Natural gas hedges
3
mm MMBtu ~88 ~383 ~265 ~149 ~0 ~885
Wtd. avg. hedge price
1
$/MMBtu ~$7.49 ~$7.36 ~$7.19 ~$7.80 N/A
Natural gas prices $/MMBtu ~$4.47 ~$4.84 ~$5.16 ~$5.42 ~$5.70
Cum. MtM gain at 06/30/11
2
$ billions ~$0.6 ~$1.2 ~$0.6 ~$0.4 ~$0 ~$2.7
Q2 11 MtM (loss) gain $ billions ~$(0.2) ~$0.1 ~$0.1 ~$0 N/A ~$(0.1)
13
Unrealized Mark-To-Market Impact Of Hedging
Unrealized mark-to-market impact of hedging program
06/30/11 vs. 3/31/11; mixed measures, pre-tax
The overall value of the hedge program remained relatively flat as transactions maturing during the quarter were offset by increases in value in the forward years of the program.
1
Weighted average prices are based on NYMEX Henry Hub prices of forward natural gas sales positions in the long-term hedging program (excluding the impact of offsetting purchases for rebalancing and pricing point basis transactions).
Where
collars are reflected, sales price represents the collar floor price. 6/30/11 prices for 2011 represent July 1, 2011 through December
31, 2011 values.
2
MtM values include the effects of all transactions in the long-term hedging program including offsetting purchases (for re-balancing) and natural gas basis deals.
3
As of 6/30/11, 2011 represents July 1, 2011 through December 31, 2011 volumes. Where collars are reflected, the volumes are estimated based on the notional position of the derivatives to provide protection against downward price movements.  The notional volumes for collars are approximately 150 million MMBtu, which corresponds to a delta position of approximately 115 million MMBtu in 2014.

TCEH has hedged approximately 47% of its estimated Henry Hub-based natural gas price exposure from August 1, 2011 through December 31, 2015. More than 90% of the margin requirements for the NG Hedges are supported directly by a first lien or by the TCEH Commodity Collateral Posting Facility.

139
168
43 10
2
276
265
149
79
107
11
45
301
443
608
229
596
609
602
610
BAL 11 2012 2013 2014 2015
14 14
TCEH Natural Gas Exposure
TCEH Natural Gas Position
11-15  ; million MMBtu
Hedges Backed by Asset First Lien
Open Position
1
As of . Balance of 2011 is from August 1, 2011 to December 31, 2011. Assumes conversion of electricity positions based on a ~8.0 heat rate with natural gas generally being on the margin ~75-90% of the time (i.e. when other technologies are forecast to be on the margin, no natural gas position is assumed to be generated).
2
Includes estimated retail/wholesale effects.  2011 position includes ~2 million MMBtu of short gas positions associated with proprietary trading positions; excluding these positions,
2011 position is ~94% hedged.
100% Hedge Level
Factor Measure BAL 11 2012 2013 2014 2015 Total or Average
Natural gas hedging program
million
MMBtu ~79 ~383 ~265 ~149 ~0 ~876
TXUE and Luminant net positions
million
MMBtu ~139 ~168 ~43 ~10 ~2 ~362
Overall estimated percent of
total NG position hedged percent ~95% ~93% ~51% ~26% ~0% ~47%
TXUE and Luminant Net Positions
Hedges Backed by CCP
1
2
06/30/1

15 15 15
EFH Corp. Adjusted EBITDA Sensitivities
Commodity
Percent Hedged at
June 30, 2011 Change
BOY 11E
Impact
$ millions
7X24 market heat rate (MMBtu/MWh) ~90 0.1 MMBtu/MWh ~2
NYMEX gas price ($/MMBtu) >95 $1/MMBtu ~11
Texas gas vs. NYMEX Henry Hub price ($/MMBtu)
3,4
~90 $0.10/MMBtu ~2
Diesel ($/gallon)
5
>95 $1/gallon ~1
Base coal ($/ton)
6
>95 $2/ton ~1
Generation operations
Nuclear- and coal / lignite-fueled generation (TWh) N/A 1 TWh ~15
Retail operations FY 2011
Residential contribution margin ($/MWh) 13 TWh $1/MWh ~13
Residential consumption 13 TWh 1% ~4
Business markets consumption 11 TWh 1% ~1
Impact on EFH Corp. Adjusted EBITDA
11E; mixed measures
The majority of 2011 commodity-related risks are significantly mitigated.
1
2011 estimate based on commodity positions as of 06/30/11, net of long-term hedges and wholesale/retail effects, excludes gains and losses incurred prior to June 30, 2011.  See
Appendix for definition.
2
Simplified representation of heat rate position in a single TWh position. In reality, heat rate impacts are differentiated across plants and respective pricing periods: nuclear- and coal /
lignite-fueled plants (linked primarily to changes in North Hub 7x24), natural gas plants (primarily North Hub 5x16) and wind (primarily West Hub7x8).
3
Assumes conversion of electricity positions based on a ~8.0 market heat rate with natural gas generally being on the margin ~75-90% of the time (i.e., when coal is forecast to be on the margin, no natural gas position is assumed to be generated).
4
The percentage hedged represents the amount of estimated natural gas exposure based on Houston Ship Channel (HSC) gas price sensitivity as a proxy for Texas gas price.
5
Includes positions related to fuel surcharge on rail transportation.
6
Excludes fuel surcharge on rail transportation.
1
2

EFH Corp. Maturity Profile
EFH Corp. debt maturities
1
(excluding Oncor), 2011-2021 and thereafter
As of 6/30/11; $ millions
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021+
4,299
2
3,165
11
4,510
5,000
2,180
1,750
1,067
1,029
1,494
1,571
15,005
46
1,485
2,089
3
267
3,847
3,343
295
3
435
1
Includes amortization of the $15.4 billion Term Loan/DDTL facility beginning in Q4 2014 and excludes unamortized discounts and premiums.
2
Excludes the Deposit Letter of Credit Loans maturing in 2014 and 2017.
3
Non-Extended Revolver and Extended Revolver capacities are $645 million and $1.409 billion respectively.
563
15,608
2
406
TCEH-1   Lien EFH Corp EFCH TCEH-LBO EFIH 1    Lien TCEH-Revolver TCEH-Other/PCRBs TCEH-2   Lien EFIH 2    Lien

st nd
st nd

17 Today’s Agenda Q&A Financial and Operational Overview Q2 2011 Review John Young President & CEO

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Currently Installed
1
Environmental Control Equipment At
Luminant Coal Units
Coal Unit
Capacity
(MW)
FGD
(Scrubber)
Activated
Carbon
Injection
ESP
4
SNCR
5
SCR
5
Bag-
house
4
Fuel Source
Oak Grove 1 800
Lignite
Oak Grove 2 800
Lignite
Sandow 4 557
Lignite
Sandow 5 580
Lignite
Martin Lake 1 750
Lignite/PRB
6
Martin Lake 2 750
Lignite/PRB
Martin Lake 3 750
Lignite/PRB
Monticello 1 565
Lignite/PRB
Monticello 2 565
Lignite/PRB
Monticello 3 750
Lignite/PRB
Big Brown 1 575
Lignite/PRB
Big Brown 2 575
Lignite/PRB
Currently installed
1
There is no assurance that the currently installed control equipment will satisfy the requirements under any change to applicable law or any future Environmental Protection Agency or
Texas Commission on Environmental Quality regulations.
2
FGD refers to flue gas desulfurization systems that reduce SO2 emissions with co-benefits of other emissions reductions.
3
Activated carbon injection systems reduce mercury emissions.
4
ESP refers to electro-static precipitation systems.  ESP and bag-house systems reduce particulate emissions with co-benefits of other emissions reductions.
5
SNCR refers to selective non-catalytic reduction systems.  SCR refers to selective catalytic reduction systems.  Both systems reduce NOx emissions.
6
PRB refers to Powder River Basin coal transported to plants via railcar.
3
2

Cross State Air Pollution Rule
Compliance Options
Option Why We Are Considering This Option
• Dry sorbent injection (DSI), assuming
adequate supply of sorbent
• DSI potentially promising in SO2 removal; not yet proven on large scale or with sustained operations.  Sorbent market depth not fully tested
• Increased levels of scrubber
utilization at sites with installed
equipment
• At legacy Luminant units, maximum scrubber emissions reductions generally in the 80-85% range before causing significant unit capacity reductions
• Fuel switching
• Switching from lignite to PRB fuel would reduce emissions, but impacts costs, jobs, and infrastructure
• Fuel switching at Luminant units requires de-rates due to higher boiler temperatures until large boiler components can be replaced
• May be in conjunction with mothballing/closure of related lignite mines
• Reduced operating levels or
seasonal/temporary shut-downs at
certain fossil plants
• Reduced operations may be required to ensure compliance, due to impossibility of achieving sufficient reductions through other means beginning
January 1, 2012
• Options include systematic reductions in operating levels, seasonal shutdowns, temporary shutdowns, or mothballing certain fossil units
• Mothballing certain fossil-fueled units
and lignite mines
• Mothballing certain units may be efficient, due to impossibility of achieving reductions with current scrubbers or retrofitting by January 1, 2012
• Fuel switching to PRB would lead to lack of demand for lignite
Emissions reduction must be achieved beginning January 1, 2012; impossible to retrofit units in time to reach required emissions reductions beginning that date
Existing scrubbers on our legacy units cannot achieve 90-95% reductions
Switching from lignite to PRB (lower sulfur) fuel would have significant impacts on Texas jobs; switching will impact costs and result in de-rates until boiler components can be replaced
Expect insufficient near-term liquidity in emissions markets to buy required allowances
Near-term compliance will require deploying a combination of the compliance options listed below:

Luminant Coal/Lignite Plant And Mine Employees
1 Full Time Equivalent employees as of June 30, 2011
Plant/Mine Site FTEs
Big Brown Plant 121
Big Brown Mine 225
Martin Lake Plant 256
Martin Lake Mine 688
Monticello Plant 195
Monticello Mine 289
Sandow Plant 145
Three Oaks Mine 259
Oak Grove Plant 149
Kosse Mine 319
Total coal/lignite plant employees 866
Total mine employees 1,780
Luminant – total coal/lignite plant and mine employees 2,646
1

21 Today’s Agenda Q&A Financial and Operational Overview Q2 2011 Review EFH Corp. Senior Executive Team

22 Questions & Answers

23 Appendix – Additional Slides and Regulation G Reconciliations Appendix

Financial Definitions
Measure Definition
Adjusted (non-GAAP)
Operating Results
Net income (loss) adjusted for items representing income or losses that are not reflective of underlying operating results.
These items include unrealized mark-to-market gains and losses, noncash impairment charges and other charges, credits or gains that are unusual or nonrecurring.  EFH uses adjusted (non-GAAP) operating results as a measure of performance and believes that analysis of its business by external users is enhanced by visibility to both net income (loss) prepared in accordance with GAAP and adjusted (non-GAAP) operating earnings (losses).
Adjusted EBITDA
(non-GAAP)
EBITDA adjusted to exclude interest income, noncash items, unusual items, income from discontinued operations and other adjustments allowable under the EFH senior secured notes indenture.  Adjusted EBITDA plays an important role in respect of certain covenants contained in this indenture.  Adjusted EBITDA is not intended to be an alternative to GAAP results as a measure of operating performance or an alternative to cash flows from operating activities as a measure of liquidity or an alternative to any other measure of financial performance presented in accordance with GAAP, nor is it intended to be used as a measure of free cash flow available for EFH’s discretionary use, as the measure excludes certain cash requirements such as interest payments, tax payments and other debt service requirements.  Because not all companies use identical calculations,
Adjusted EBITDA may not be comparable to similarly titled measures of other companies.  See EFH’s filings with the SEC for a detailed reconciliation of EFH’s net income prepared in accordance with GAAP to Adjusted EBITDA.
Competitive Business
Results
Refers to the combined results of the Competitive Electric segment and Corporate & Other.
Contribution Margin (non-
GAAP)
Operating revenues less fuel, purchased power costs, and delivery fees, plus or minus net gain (loss) from commodity hedging and trading activities, which on an adjusted (non-GAAP) basis, exclude unrealized gains and losses.
EBITDA
(non-GAAP)
Net income (loss) before interest expense and related charges, income tax expense (benefit) and depreciation and amortization.
GAAP Generally accepted accounting principles.
Purchase Accounting The purchase method of accounting for a business combination as prescribed by GAAP, whereby the purchase price of a business combination is allocated to identifiable assets and liabilities (including intangible assets) based upon their fair values.
The excess of the purchase price over the fair values of assets and liabilities is recorded as goodwill. Depreciation and amortization due to purchase accounting represents the net increase in such noncash expenses due to recording the fair market values of property, plant and equipment, debt and other assets and liabilities, including intangible assets such as emission allowances, customer relationships and sales and purchase contracts with pricing favorable to market prices at the date of the Merger.  Amortization is reflected in revenues, fuel, purchased power costs and delivery fees, depreciation and amortization and interest expense in the income statement.
Regulated Business
Results
Refers to the results of Oncor and the Oncor ring-fenced entities.

Table 1: EFH Corp. Adjusted EBITDA Reconciliation
Three and Six Months Ended June 30, 2010 and 2011
$ millions
1
Includes amortization of the intangible net asset value of retail and wholesale power sales agreements, environmental credits, coal purchase contracts, nuclear fuel contracts and power purchase agreements and the stepped-up value of nuclear fuel.  Also includes certain credits and gains on asset sales not recognized in net income due to purchase accounting.
2
Impairment of assets includes impairments of land.
3
Represents amounts recorded under stock-based compensation accounting standards and excludes capitalized amounts.
4
Includes incentive compensation expenses and professional fees primarily for retail billing and customer care systems enhancements.
5
Includes costs related to the 2007 merger and abandoned strategic transactions, the Sponsor Group management fee, outsourcing transition costs, administrative costs related to the cancelled program to develop coal-fueled facilities, and costs related to certain growth initiatives.
6
Includes net third-party fees paid in connection with the amendment and extension of the TCEH Senior Secured Facilities, gains on termination of a long-term power sales contract and settlement of amounts due from a hedging/trading counterparty and reversal of certain liabilities accrued in purchase accounting.
7
Reflects noncapital outage costs.
Factor Q2 10 Q2 11 YTD 10 YTD 11
Net loss attributable to EFH Corp. (426) (705) (71) (1,066)
Income tax benefit (237) (384) (35) (599)
Interest expense and related charges 1,122 1,301 2,074 1,945
Depreciation and amortization 350 371 692 740
EBITDA 809 583 2,660 1,020
Adjustments to EBITDA (pre-tax):
Oncor distributions/dividends 57 16 87 32
Interest income - - (9) (2)
Amortization of nuclear fuel 27 32 64 69
Purchase accounting adjustments 58 88 114 138
Impairment of assets and inventory write-down 2 1 2 1
Net gain on debt exchange offers (129) (25) (143) (25)
Equity in earnings of unconsolidated subsidiary (59) (72) (122) (122)
Unrealized net (gain) loss resulting from hedging transactions 145 69 (848) 385
Amortization of “day one” net loss on Sandow 5 power purchase agreement (5) - (11) -
Noncash compensation expense 4 3 13 3
Severance expense - 2 3 5
Transition and business optimization costs
4
- 9 - 14
Transaction and merger expenses
5
11 9 24 18
Restructuring and other
6
6 100 - 73
Expenses incurred to upgrade or expand a generation station 77 64 100 100
EFH Corp. Adjusted EBITDA per Incurrence Covenant 1,003 879 1,934 1,709
Add back Oncor adjustments 300 387 632 723
EFH Corp. Adjusted EBITDA per Restricted Payments Covenant 1,303 1,266 2,566 2,432
1
2
3
7

Table 2: TCEH Adjusted EBITDA Reconciliation
Three and Six Months Ended June 30, 2010 and 2011
$ millions
Factor Q2 10 Q2 11 YTD 10 YTD 11
Net income (loss) (406) (650) 43 (951)
Income tax expense (benefit) (212) (343) 46 (499)
Interest expense and related charges 915 1,150 1,664 1,651
Depreciation and amortization 344 364 681 726
EBITDA 641 521 2,434 927
Adjustments to EBITDA (pre-tax):
Interest income (21) (19) (42) (46)
Amortization of nuclear fuel 27 32 64 69
Purchase accounting adjustments
1
47 77 91 115
Impairment of assets and inventory write down
2
1 - 1 -
Unrealized net (gain) loss resulting from hedging transactions 145 69 (848) 385
EBITDA amount attributable to consolidated unrestricted subsidiaries - (1) - (3)
Amortization of “day one” net loss on Sandow 5 power purchase agreement (5) - (11) -
Corp. depreciation, interest and income tax expense included in SG&A 3 4 5 7
Noncash compensation expense
3
3 3 10 3
Severance expense - 2 3 2
Transition and business optimization costs
4
1 9 2 15
Transaction and merger expenses
5
10 8 21 19
Restructuring and other
6
11 89 1 70
Expenses incurred to upgrade or expand a generation station 7 77 64 100 100
TCEH Adjusted EBITDA per Incurrence Covenant 940 858 1,831 1,663
Expenses related to unplanned generation station outages 32 33 91 91
Pro forma adjustment for Oak Grove 2 reaching 70% average capacity in Q2 2011 8 - 25 - 25
Other adjustments allowed to determine Adjusted EBITDA per Maintenance Covenant 9 4 - 9 8
TCEH Adjusted EBITDA per Maintenance Covenant 976 916 1,931 1,787
Includes amortization of the intangible net asset value of retail and wholesale power sales agreements, environmental credits, coal purchase contracts, nuclear fuel contracts and power purchase agreements and the stepped up value of nuclear fuel.  Also includes certain credits  and gains on asset sales not recognized in net income due to purchase accounting.
Includes impairment of land.
Includes expenses recorded under stock-based compensation accounting standards and excludes capitalized amounts.
Includes incentive compensation expenses and professional fees primarily for retail billing and customer care systems enhancements.
Includes costs related to the 2007 merger, the Sponsor Group management fee, outsourcing transition costs and costs related to certain growth initiatives.
Includes net third-party fees paid in connection with the amendment and extension of the TCEH Senior Secured Facilities, gains on termination of a long-term power sales contract and settlement of amounts due from a hedging/trading counterparty, and reversal of certain liabilities accrued in purchase accounting.
Reflects noncapital outage costs.
Represents the annualization of the actual three months ended June 30, 2011 EBITDA results for Oak Grove 2. The TCEH senior secured facilities provide that upon achievement of 70% average capacity factor the applicable unit’s EBITDA shall be included in the EBITDA calculation.
Primarily pre-operating expenses related to Oak Grove and Sandow 5 generation facilities.
1
2
3
4
5
6
7
8
9

1

1 Purchase accounting adjustments consist of amounts related to the accretion of an adjustment (discount) to regulatory assets.
Table 3: Oncor Adjusted EBITDA Reconciliation
Three Months Ended June 30, 2010 and 2011
$ millions
Factor Q2 10 Q2 11 YTD 10 YTD 11
Net income 76 92 155 157
Income tax expense 47 58 96 98
Interest expense and related charges 86 88 170 177
Depreciation and amortization 164 178 331 350
EBITDA 373 416 752 782
Interest income (9) (8) (19) (18)
Purchase accounting adjustments (9) (7) (18) (15)
Transition and business optimization costs and other 2 3 4 6
Oncor Adjusted EBITDA 357 404 719 755